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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 22, 2004
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                                  DSL.net, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           000-27525                                    06-1510312
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    (Commission File Number)                (IRS Employer Identification No.)


               545 Long Wharf Drive, New Haven, Connecticut 06511
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (203) 772-1000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


         Exhibit
         Number                        Exhibit
         ------                        -------

         99.01                      Press Release



ITEM 9.  Regulation FD Disclosure.

            DSL.net, Inc. has issued the press release that is attached hereto as, and is hereby incorporated by this reference from, Exhibit 99.01.

            The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by DSL.net, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.













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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DSL.net, Inc.


Dated: July 26, 2004                     By: /s/ Robert J. DeSantis
                                             ------------------------------
                                             Name: Robert J. DeSantis
                                             Title: Chief Financial Officer























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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

    99.01         Press Release dated July 26, 2004.































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